SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - February 25, 1999
                       ----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
     November 30, 1998, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                   333-24599                  52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5. Other Events

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the February 25, 1999 Distribution Date.

     In addition, effective January 1, 1999, Equity One, Inc., the Registrant's parent corporation, became a wholly owned operating subsidiary of Popular North America, Inc., a Delaware corporation, which in turn is an indirect wholly owned subsidiary of Popular, Inc., a diversified, publicly owned bank holding company incorporated under the General Corporation Law of Puerto Rico.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY ONE ABS, INC.


                                            By:  /s/ Dennis Kildea
                                                -------------------------------
                                                Dennis Kildea, Vice President


Dated: February 26, 1999

                                                                   ANNEX A


                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

                                                                        PAGE # 1

             DISTRIBUTION:     25-Feb-99
             RECORD DATE:      24-Feb-99

               ORIGINAL         BEGINNING                                                            ENDING
              CERTIFICATE      CERTIFICATE       PRINCIPAL        INTEREST          TOTAL          CERTIFICATE
 CLASS          BALANCE          BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
---------------------------------------------------------------------------------------------------------------
   A-1      100,027,563.57     97,111,360.39    1,484,460.24      542,205.10     2,026,665.34     95,626,900.15

   A-2       25,002,775.06     24,978,114.35      397,898.33      145,289.37       543,187.70     24,580,216.02

    R             N/A               N/A                 0.00            0.00             0.00          N/A
---------------------------------------------------------------------------------------------------------------
 TOTALS     125,030,338.63    122,089,474.74    1,882,358.57      687,494.47     2,569,853.04    120,207,116.17



--------------------------------------------------------------------------              -------------------
                   FACTOR INFORMATION PER $1,000                                         PASS THRU RATES

                                                                ENDING
              CUSIP          PRINCIPAL         INTEREST       CERTIFICATE                           PASS
 CLASS        NUMBER        DISTRIBUTION     DISTRIBUTION       BALANCE                 CLASS     THRU RATE
--------------------------------------------------------------------------              -------------------
  A-1        294751AF9      14.84051183       5.42055690      956.00549226               A-1       6.70000%

  A-2        294751AG7      15.91416669       5.81092977      983.09951439               A-2       6.98000%
--------------------------------------------------------------------------              -------------------


                    IF THERE ARE ANY QUESTIONS OR COMMENTS,
                  PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

              ARANKA PAUL
              THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
              NEW YORK, NEW YORK 10001
              (212) 946-3236

[LOGO]                             (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

         DISTRIBUTION:       25-Feb-99                                  PAGE # 2
         RECORD DATE:        24-Feb-99

                                                                 GROUP I              GROUP II
                                                                 -------              --------

SEC. 4.03(a)(i)     TOTAL PRINCIPAL DISTRIBUTION              1,484,460.24           397,898.33

                    SCHEDULED PRINCIPAL DUE                     140,412.89            20,875.41
                    CURTAILMENTS                                 13,137.81             2,483.62
                    PAYOFFS                                   1,330,909.54           374,539.30
                    REPURCHASES PRINCIPAL BALANCE                     0.00                 0.00
                    LIQUIDATION PROCEEDS                              0.00                 0.00
                    LOAN LOSSES                                       0.00                 0.00
                    SUBSTITUTE LOAN ADJUSTMENT AMOUNT                 0.00                 0.00
                    PRINCIPAL SHORTFALL                               0.00                 0.00

SEC. 4.03(a)(ii)    TOTAL INTEREST DISTRIBUTION

                                                      ---------------------------------------------------------
                                                                      PREVIOUSLY       CURRENT          TOTAL
                                                      SCHEDULED         UNPAID        INTEREST        INTEREST
                                                      INTEREST         INTEREST       SHORTFALL       SHORTFALL
                                                      ---------------------------------------------------------
                    CLASS A-1 DISTRIBUTION            542,205.10         0.00            0.00           0.00
                    CLASS A-2 DISTRIBUTION            145,289.37         0.00            0.00           0.00
                                                      ---------------------------------------------------------

SEC. 4.03(a)(iii)   TOTAL SHORTFALL


                                                     --------------------------------------------
                                                     ALLOC TO INT    ALLOC TO PRIN      SHORTFALL
                                                     --------------------------------------------
                    CLASS A-1 DISTRIBUTION                0.00            0.00             0.00
                    CLASS A-2 DISTRIBUTION                0.00            0.00             0.00
                                                     --------------------------------------------


SEC. 4.03(a)(iv)    ENDING CERTIFICATE BALANCE      CLASS A-1        CLASS A-2
                                                  -------------    -------------
                                                  95,626,900.15    24,580,216.02

SEC. 4.03(a)(v)     POOL SCHEDULED PRINCIPAL BALANCE              120,207,116.17

                                                     GROUP I          GROUP II
                                                  -------------    -------------
                                                  95,626,900.15    24,580,216.02

SEC. 4.03(a)(vi)    SERVICING FEES
                                                     GROUP I          GROUP II
                                                    ---------         ---------
                                                    39,844.54         10,241.76


SEC. 4.03(a)(viii)                                                      GROUP I        GROUP II
                                                                       ----------      ---------
                    ADVANCES INCLUDED IN CURRENT DISTRIBUTION           28,243.07       2,335.71

                    AGGREGATE AMOUNT OF ADVANCES OUTSTANDING           200,081.32      33,339.96

[LOGO]                             (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

         DISTRIBUTION:       25-Feb-99                                  PAGE # 3
         RECORD DATE:        24-Feb-99

SEC. 4.03(a)(ix)
                     -----------------------------------------------------------------------
                                               GROUP I DELINQUENCIES
                     -----------------------------------------------------------------------
DELINQUENCIES          PERIOD          NUMBER    PERCENTAGE    PRIN. BALANCE      PERCENTAGE
                     -----------------------------------------------------------------------
                      1 - 30 DAYS       235        20.09%      20,594,154.34        21.54%
                     31 - 60 DAYS        27         2.31%       2,051,763.28         2.15%
                     61 - 90 DAYS         2         0.17%         209,614.68         0.22%
                     91+ DAYS             2         0.17%         151,273.44         0.16%
                     -----------------------------------------------------------------------
                     -----------------------------------------------------------------------
                                               GROUP II DELINQUENCIES
                     -----------------------------------------------------------------------
                       PERIOD          NUMBER    PERCENTAGE    PRIN. BALANCE      PERCENTAGE
                     -----------------------------------------------------------------------
                      1 - 30 DAYS        24        20.34%       3,864,043.37        15.72%
                     31 - 60 DAYS         3         2.54%         317,773.31         1.29%
                     61 - 90 DAYS         0         0.00%               0.00         0.00%
                     91+ DAYS             0         0.00%               0.00         0.00%
                     -----------------------------------------------------------------------
                                                GROUP I FORECLOSURE
                     -----------------------------------------------------------------------
FORECLOSURE            PERIOD          NUMBER    PERCENTAGE    PRIN. BALANCE      PERCENTAGE
                     -----------------------------------------------------------------------
                      1 - 30 DAYS         0         0.00%               0.00         0.00%
                     31 - 60 DAYS         0         0.00%               0.00         0.00%
                     61 - 90 DAYS         0         0.00%               0.00         0.00%
                     91+ DAYS             0         0.00%               0.00         0.00%
                     -----------------------------------------------------------------------
                     -----------------------------------------------------------------------
                                               GROUP II FORECLOSURE
                     -----------------------------------------------------------------------
                       PERIOD          NUMBER    PERCENTAGE    PRIN. BALANCE      PERCENTAGE
                     -----------------------------------------------------------------------
                      1 - 30 DAYS         0         0.00%               0.00         0.00%
                     31 - 60 DAYS         0         0.00%               0.00         0.00%
                     61 - 90 DAYS         0         0.00%               0.00         0.00%
                     91+ DAYS             0         0.00%               0.00         0.00%
                     -----------------------------------------------------------------------

SEC. 4.03(a)(x)      LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                                           LOAN NUMBER         PRIN BAL
                                           -----------         --------
                     GROUP I                   0.00              0.00
                     GROUP II                  0.00              0.00

SEC. 4.03(a)(xi)     OUTSTANDING REO PROPERTIES
                                      ----------------------------------------
                                                       GROUP I
                                      ----------------------------------------
                                      NUMBER     PRINCIPAL BAL    MARKET VALUE
                                      ----------------------------------------
                                        0            0.00             0.00
                                      ----------------------------------------

                                      ----------------------------------------
                                                      GROUP II
                                      ----------------------------------------
                                      NUMBER     PRINCIPAL BAL    MARKET VALUE
                                      ----------------------------------------
                                        0            0.00             0.00
                                      ----------------------------------------

SEC. 4.03(a)(xii)    CROSS-COLLATERALIZATION
                                       ------------------------
                                       GROUP I         GROUP II
                                       ------------------------
                                        0.00             0.00
                                       ------------------------

[LOGO]                             (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                        STATEMENT TO CERTIFICATE HOLDERS

          DISTRIBUTION:       25-Feb-99                                 PAGE # 4
          RECORD DATE:        24-Feb-99


SEC. 4.03(a)(xiii)   AMOUNTS WITHDRAWN FROM SPREAD ACCT
                     FOR DEPOSIT TO DISTRIBUTION ACCT

                                                    --------------------
                                                    GROUP I     GROUP II
                                                    --------------------
                                                      0.00        0.00
                                                    --------------------


                                                                   ------------------------------
                                                                        CLASS A-1      CLASS A-2
                                                                   ------------------------------
SEC. 4.03(a)(xiv)    MONTHLY SPREAD ACCT DEPOSIT AMOUNT                54,926.61       11,422.91
                                                                   ------------------------------

                                                                   ------------------------------
                     SPREAD ACCT DEPOSIT PERCENTAGE                          100%            100%
                                                                   ------------------------------

                                                                   ------------------------------
                     SPREAD ACCT DEPOSIT AMOUNT                        54,926.61       11,422.91
                                                                   ------------------------------

                                                                   ------------
                     SPREAD ACCT EXCESS                                    0.00
                                                                   ------------

                                                                   ------------
SEC. 4.03(a)(xv)     SPREAD ACCT BALANCE AFTER DISTRIBUTION DATE     706,130.58
                                                                   ------------

                                                                   ------------
SEC. 4.03(a)(xvi)    SPECIFIED SPREAD ACCT REQUIREMENT             3,000,728.13
                                                                   ------------

                                                                   ------------
SEC. 4.03(a)(xvii)   3 LARGEST LOANS IN THE MORTGAGE POOL          2,306,889.69
                                                                   ------------


[LOGO]                             (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK